Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

American Honda Finance Corporation (the “Company”)
MUFG Securities Americas Inc.
J.P. Morgan Securities LLC
TD Securities (USA) LLC
Wells Fargo Securities, LLC
(together, the “Specified Parties”)

Re: Honda Auto Receivables 2026-1 Owner Trust – Data File and XML File Procedures

We have performed the procedures described below on the specified attributes in

(i)	an electronic data file entitled “2026-1 UWR01 B311 Nov2025 2-6B Reg ABII Short List 120825.txt” provided by the Company on December 10, 2025, containing information on 112,472 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (the “Receivables”) as of November 30, 2025 (the “Data File”), and

(ii)	an electronic data file entitled “HAROT 2026-1 B311 Honda_ex102_Nov2025_Initial 2-6Bln.csv” provided by the Company on December 10, 2025, containing information on the Receivables as of November 30, 2025 (the “XML File”),

which we were informed are intended to be included as collateral in the offering by Honda Auto Receivables 2026-1 Owner Trust. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File and the XML File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Initial Cutoff Date” means November 30, 2025.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System, and/or Auto Finance Servicing System.

•	The term “Title Document” means a screenshot from DealerTrack or a scanned image of a document, which the Company represented to be a document issued by a state, county, or city body, a tax assessor, or Department of Motor Vehicle (“DMV”) that contains the following details:

–	The Company’s name in whole, part, or acceptable abbreviation appearing as the legal owner or lien holder; and,

–	The VIN, vehicle owner’s name, or account number.

•	The term “Data File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology related to the Data File, as described in Exhibit B.

•	The term “XML File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology related to the XML File, as described in Exhibit C.

•	The term “Receivable File” means some or all of the following documents provided by the Company for each of the Selected Receivables (defined below): Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screenshots from AHFC Systems and DealerTrack, Title Document, and/or Credit Application. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the obligor.

•	The term “Provided Information” means the Initial Cutoff Date, Data File Instructions, XML File Instructions, and Receivable File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	Using a random sampling tool, we randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit A.

B.	For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Data File Instructions, as applicable, until agreed. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Data File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/Data File Instructions
First Payment Date	Installment Sale Contract
Receivable Number	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Number of Payments	Installment Sale Contract, “Contract Information” screenshot from AHFC Systems, and Data File Instructions
Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter
Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and Data File Instructions
New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screenshot from AHFC Systems, and Data File Instructions
Collateral Type (Honda or Acura)	Installment Sale Contract
Loan Type (Simple Interest)	Installment Sale Contract and Data File Instructions
Origination Date	Installment Sale Contract, “Contract Information” screenshot from AHFC Systems, and Data File Instructions
Original Maturity Date	Installment Sale Contract and Data File Instructions
Model	Installment Sale Contract, “Collateral Information” screenshot from AHFC Systems, and Data File Instructions
Current Maturity Date	Installment Sale Contract, “Account Inquiry” screenshot from AHFC Systems, and Data File Instructions
Legal Owner or Lien Holder Name	Title Document and Data File Instructions

Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 112,472 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We found such information to be in agreement without exception.

C.	For each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

We found such information to be present.

D.	For each Selected Receivable, we compared or recomputed the specified attributes in the XML File listed below to or using the corresponding information included in the Receivable File, utilizing the XML File Instructions, as applicable, until agreed. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the XML File to the Receivable File for each of the attributes identified, utilizing the XML File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/XML File Instructions
Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions
Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions
Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions
Origination Date	Installment Sale Contract and XML File Instructions
First Payment Date	Installment Sale Contract and XML File Instructions
Maturity Date	Installment Sale Contract and XML File Instructions
Original Loan Term	Installment Sale Contract and XML File Instructions
Grace Period Number	Installment Sale Contract and XML File Instructions
Subvented	“Accrual Group” screenshot from AHFC Systems and XML File Instructions
Current Delinquency Status	“Delinquency Summary” screenshot showing effective date December 1, 2025, “Payment History” screenshot from AHFC Systems, and XML File Instructions

Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 112,472 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File and XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File, XML File, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
January 30, 2026

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*

1	20261001	60	20261060	119	20261119	178	20261178	237	20261237
2	20261002	61	20261061	120	20261120	179	20261179	238	20261238
3	20261003	62	20261062	121	20261121	180	20261180	239	20261239
4	20261004	63	20261063	122	20261122	181	20261181	240	20261240
5	20261005	64	20261064	123	20261123	182	20261182	241	20261241
6	20261006	65	20261065	124	20261124	183	20261183	242	20261242
7	20261007	66	20261066	125	20261125	184	20261184	243	20261243
8	20261008	67	20261067	126	20261126	185	20261185	244	20261244
9	20261009	68	20261068	127	20261127	186	20261186	245	20261245
10	20261010	69	20261069	128	20261128	187	20261187	246	20261246
11	20261011	70	20261070	129	20261129	188	20261188	247	20261247
12	20261012	71	20261071	130	20261130	189	20261189	248	20261248
13	20261013	72	20261072	131	20261131	190	20261190	249	20261249
14	20261014	73	20261073	132	20261132	191	20261191	250	20261250
15	20261015	74	20261074	133	20261133	192	20261192	251	20261251
16	20261016	75	20261075	134	20261134	193	20261193	252	20261252
17	20261017	76	20261076	135	20261135	194	20261194	253	20261253
18	20261018	77	20261077	136	20261136	195	20261195	254	20261254
19	20261019	78	20261078	137	20261137	196	20261196	255	20261255
20	20261020	79	20261079	138	20261138	197	20261197	256	20261256
21	20261021	80	20261080	139	20261139	198	20261198	257	20261257
22	20261022	81	20261081	140	20261140	199	20261199	258	20261258
23	20261023	82	20261082	141	20261141	200	20261200	259	20261259
24	20261024	83	20261083	142	20261142	201	20261201	260	20261260
25	20261025	84	20261084	143	20261143	202	20261202	261	20261261
26	20261026	85	20261085	144	20261144	203	20261203	262	20261262
27	20261027	86	20261086	145	20261145	204	20261204	263	20261263
28	20261028	87	20261087	146	20261146	205	20261205	264	20261264
29	20261029	88	20261088	147	20261147	206	20261206	265	20261265
30	20261030	89	20261089	148	20261148	207	20261207	266	20261266
31	20261031	90	20261090	149	20261149	208	20261208	267	20261267
32	20261032	91	20261091	150	20261150	209	20261209	268	20261268
33	20261033	92	20261092	151	20261151	210	20261210	269	20261269
34	20261034	93	20261093	152	20261152	211	20261211	270	20261270
35	20261035	94	20261094	153	20261153	212	20261212	271	20261271
36	20261036	95	20261095	154	20261154	213	20261213	272	20261272
37	20261037	96	20261096	155	20261155	214	20261214	273	20261273
38	20261038	97	20261097	156	20261156	215	20261215	274	20261274
39	20261039	98	20261098	157	20261157	216	20261216	275	20261275
40	20261040	99	20261099	158	20261158	217	20261217	276	20261276
41	20261041	100	20261100	159	20261159	218	20261218	277	20261277
42	20261042	101	20261101	160	20261160	219	20261219	278	20261278
43	20261043	102	20261102	161	20261161	220	20261220	279	20261279
44	20261044	103	20261103	162	20261162	221	20261221	280	20261280
45	20261045	104	20261104	163	20261163	222	20261222	281	20261281
46	20261046	105	20261105	164	20261164	223	20261223	282	20261282
47	20261047	106	20261106	165	20261165	224	20261224	283	20261283
48	20261048	107	20261107	166	20261166	225	20261225	284	20261284
49	20261049	108	20261108	167	20261167	226	20261226	285	20261285
50	20261050	109	20261109	168	20261168	227	20261227	286	20261286
51	20261051	110	20261110	169	20261169	228	20261228	287	20261287
52	20261052	111	20261111	170	20261170	229	20261229
53	20261053	112	20261112	171	20261171	230	20261230
54	20261054	113	20261113	172	20261172	231	20261231
55	20261055	114	20261114	173	20261173	232	20261232
56	20261056	115	20261115	174	20261174	233	20261233
57	20261057	116	20261116	175	20261175	234	20261234
58	20261058	117	20261117	176	20261176	235	20261235
59	20261059	118	20261118	177	20261177	236	20261236

(*) The Company has assigned a unique Account Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Account Numbers.

Exhibit B

Data File Instructions

Attribute	Data File Instructions
Number of Payments	In the event the Number of Payments did not agree to the number stated in the Installment Sale Contract, compare the Number of Payments to the number stated in the “Original Term” field on the “Contract Information” screenshot from AHFC Systems.
Annual Percentage Rate (“APR”)	In the event the APR did not agree to the percentage stated in the Installment Sale Contract, compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting (a) the applicable percentage stated in the Rate Modifier section from (b) the percentage stated in the Program Rate line in the Origenate Approval Form and adding (c) the applicable percentage on the Max Rate Markup line. Compare the recomputed APR to the APR in the Data File.
New vs. Used	Consider an entry of “C” or “U” in the Data File to be a Used vehicle, and an entry of “N” in the Data File to be a New vehicle.
Loan Type (Simple Interest)	In the event Loan Type was not stated in the Installment Sale Contract, consider the information to be in agreement if the Loan Type in the Data File is Simple Interest.
Origination Date	In the event the Installment Sale Contract was signed by the buyer and co-buyer on different dates, compare the Origination Date to the date stated in the “Contract Date” field on the “Contract Information” screenshot from AHFC Systems.
Original Maturity Date	In the event the Original Maturity Date was not stated in the Installment Sale Contract, recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. Compare the recomputed Original Maturity Date to the Original Maturity Date in the Data File.
Model	Consider the information to be in agreement if the Installment Sale Contract indicates a specific model of the general model stated in the Data File.
Current Maturity Date	In the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, compare the Current Maturity Date to the date stated in the screenshot from AHFC Systems as of the Initial Cutoff Date.
Legal Owner or Lien Holder Name	Consider variations due to spelling, abbreviation, truncation, punctuation of the full legal name as well as the addition of the P.O. Box city name to be acceptable.

Exhibit C

XML File Instructions

Attribute	XML File Instructions
Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage	In the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting (a) the applicable percentage stated in the Rate Modifier section from (b) the percentage stated in the Program Rate line in the Origenate Approval Form and adding (c) the applicable percentage on the Max Rate Markup line. Compare the recomputed APR to the APR in the Data File. Compare the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage in the XML File.
Origination Date	Compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.
First Payment Date	Compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.
Maturity Date	Compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.
Original Loan Term	Recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. Compare the recomputed Original Loan Term to the Original Loan Term in the XML File.
Grace Period Number	Recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. Compare the recomputed Grace Period Number to the Grace Period Number in the XML File.
Subvented	Compare the “Original Unearned Amount” field in the “Accrual Group” screenshot from AHFC Systems to the value in the “subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, consider the Selected Receivable as Subvented. If the “Original Unearned Amount” field was blank, consider the Selected Receivable as not Subvented.

Exhibit C (cont’d)

XML File Instructions

Attribute	XML File Instructions
Current Delinquency Status

In the event the “Total Days Past Due” field in the “Delinquency Summary” screenshot from AHFC Systems did not agree to the value in the “currentDelinquencyStatus” field in the XML File, recompute the Current Delinquency Status by subtracting the latest payment due date prior to the Initial Cutoff Date in the “Payment History” screenshot from AHFC Systems from the Initial Cutoff Date. Compare the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

In the event the recomputed Current Delinquency Status did not agree to the value in the “currentDelinquencyStatus” field in the XML File, assume that the difference is due to the timing of payment posting or payment reversal.

To determine the day a payment is posted, a cut-off time is established a few hours before the end of the day to allow for batch processing and reconciliation of payments in AHFC systems. When the cut-off time is reached, the Current Delinquency Status in AHFC Systems is advanced by one day (or two days on Monday to account for Sunday being a non-processing day) to reflect the Current Delinquency Status at the end of the day, and payments received after the cut-off time will have a posting date of the following day.

In the event the recomputed Current Delinquency Status did not agree to the value in the “currentDelinquencyStatus” field in the XML File, for purposes of comparing Current Delinquency Status, recompute the Current Delinquency Status by adding the number of days between the Initial Cutoff Date and the date the payment was posted in AHFC Systems to the Current Delinquency Status in AHFC Systems as of the immediately preceding day before the Initial Cutoff Date. Compare the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

In the event a payment was made prior to the Initial Cutoff Date and was subsequently reversed after the Initial Cutoff Date, observe the effective date of the payment reversal on the “Payment History” screenshot from AHFC Systems. Then, compare the “Total Days Past Due” field in the “Delinquency Summary” screenshot from AHFC Systems as of the effective date of the payment reversal to the “currentDelinquencyStatus” field in the XML File.